UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2015

LRI Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173579	20-5894571
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Armory Drive, Suite 300

Nashville, Tennessee 37204

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(615) 885-9056

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Bond Exchange Transaction and Senior Secured Notes Indenture

On October 14, 2015, LRI Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Logan’s Roadhouse, Inc. (“Logan’s Roadhouse”), entered into (i) an Exchange Agreement (the “Kelso Exchange Agreement”) among the Company, Logan’s Roadhouse, Logan’s Roadhouse of Kansas, Inc. (“Logan’s KS”), Logan’s Roadhouse of Texas, Inc. (“Logan’s TX” and, together with Logan’s KS, the “Subsidiary Guarantors”), Macsen Holdings Limited (“Macsen”) and KEP VI, LLC (“KEP VI” and, together with Macsen, the “Kelso Entities”), pursuant to which the Kelso Entities, as holders of Logan’s Roadhouse’s 10.75% Senior Secured Notes due 2017 (the “Senior Notes”), agreed to exchange approximately $106.8 million in aggregate principal amount of Senior Notes beneficially owned by the Kelso Entities, plus accrued and unpaid interest, for new notes to be issued by Logan’s Roadhouse and guaranteed by the Company and the Subsidiary Guarantors (the “Kelso Bond Exchange”), and (ii) an Exchange Agreement (the “GSO Exchange Agreement”) among the Company, Logan’s Roadhouse, the Subsidiary Guarantors, FS Investment Corporation, Race Street Funding LLC, Cobbs Creek LLC, Burholme Funding LLC and Dunlap Funding LLC (collectively, the “GSO Entities”), pursuant to which the GSO Entities, as holders of Senior Notes, agreed to exchange approximately $104.3 million in aggregate principal amount of Senior Notes beneficially owned by the GSO Entities, plus accrued and unpaid interest, for new notes to be issued by Logan’s Roadhouse and guaranteed by the Company and the Subsidiary Guarantors (the “GSO Bond Exchange” and, together with the Kelso Bond Exchange, the “Bond Exchange Transaction”).

On October 15, 2015, in connection with the Bond Exchange Transaction, the Company entered into (i) the senior secured notes indenture (the “Base Indenture”), dated as of October 15, 2015, among the Company, Logan’s Roadhouse, the Subsidiary Guarantors, Wells Fargo Bank, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as collateral agent (the “Collateral Agent”), providing for, among other things, the issuance of notes in series by Logan’s Roadhouse, (ii) a supplemental indenture (the “Series 2015-1 Supplemental Indenture”), dated as of October 15, 2015, among the Company, Logan’s Roadhouse, the Subsidiary Guarantors, the Trustee and the Collateral Agent, providing for the issuance of approximately $106.1 million aggregate issue price of Logan’s Roadhouse’s Series 2015-1 Senior Secured Zero Coupon Notes due 2017 (the “Series 2015-1 Notes”), which notes were issued and delivered to the Kelso Entities pursuant to the Kelso Bond Exchange, and (iii) a supplemental indenture (the “Series 2015-2 Supplemental Indenture” and, together with the Series 2015-1 Supplemental Indenture and the Base Indenture, the “Indenture”), dated as of October 15, 2015, among the Company, Logan’s Roadhouse, the Subsidiary Guarantors, the Trustee and the Collateral Agent, providing for the issuance of approximately $109.7 million aggregate issue price of Logan’s Roadhouse’s Series 2015-2 Senior Secured Notes due 2017 (the “Series 2015-2 Notes”), which notes were issued and delivered to the GSO Entities pursuant to the GSO Bond Exchange. In addition, after the October 15, 2015 closing date, the Company expects to issue to the Kelso Entities approximately $6.4 million issue price of additional Series 2015-1 Notes pursuant to the terms of the Kelso Exchange Agreement in exchange for the remaining approximately $6.1 million in principal amount of Senior Notes beneficially owned by the Kelso Entities, plus accrued and unpaid interest.

Both Series of Notes were issued with original issue discount (“OID”). OID on the Series 2015-1 Notes will have an accretion rate of 10.75% per annum, compounded semi-annually on April 15 and October 15 (or, in the case of 2017, October 16), commencing on April 15, 2016. The Series 2015-1 Notes will mature on October 16, 2017. No cash interest will accrue on the Series 2015-1 Notes. The accreted value of each Series 2015-1 Note will increase from the date of issuance until October 16, 2017.

The Series 2015-2 Notes will have a cash interest rate of 4.00% per annum that will be payable semi-annually in arrears on April 15 and October 15 (or, in the case of 2017, October 16), commencing on April 15, 2016. OID on the Series 2015-2 Notes will have an accretion rate of 10.50% per annum, compounded semi-annually on April 15 and October 15 (or, in the case of 2017, October 16), commencing on April 15, 2016. The Series 2015-2 Notes will mature on October 16, 2017. The Series 2015-2

Supplemental Indenture provides that Logan’s Roadhouse may elect to make optional cash interest payments at a rate of 14.50% per annum in lieu of both the 4.00% per annum cash interest rate and the 10.5% per annum accretion rate otherwise required under the Series 2015-2 Notes. Subject to the foregoing, the accreted value of each Series 2015-2 Note will increase from the date of issuance until October 16, 2017.

With the exception of the maturity date, interest rate, accretion rate, cash toggle and payment terms described above for the Series 2015-1 Notes and the Series 2015-2 Notes, the Base Indenture and the terms of the Series 2015-1 Notes and the Series 2015-2 are substantially the same as the indenture governing the Senior Notes and the terms of the Senior Notes.

In connection with the Bond Exchange Transaction, on October 15, 2015, Logan’s Roadhouse executed a Supplemental Agreement (the “Exchange Side Letter”), among GSO/Blackstone Debt Funds Management LLC, solely in its capacity as sub-adviser to the GSO Entities (together with its affiliates referred to herein as “GSO”), and Logan’s Roadhouse, providing for, among other things, certain limitations on activity of Logan’s Roadhouse, including making dividends and engaging in certain refinancings.

In connection with the Bond Exchange Transaction, on October 15, 2015, Roadhouse Holding Inc., which indirectly owns 100% of the Company’s common stock (“Holdings”), executed a side letter agreement (the “Board Appointment Side Letter”), among KEP VI and Kelso Investment Associates VIII, L.P. (“Kelso VIII”), the GSO Entities and Holdings. Pursuant to the Board Appointment Side Letter, Kelso VIII has agreed to appoint an individual designated by GSO to the board of directors of Holdings (the “Holdings Board”), and as such has appointed William P. Sirignano (an employee of GSO or its affiliates) to the Holdings Board effective on October 15, 2015. GSO’s right to retain a board seat is contingent upon the GSO Entities or any other accounts managed, advised or sub-advised by GSO or any of its affiliates, holding Series 2015-2 Notes representing at least $20 million of principal amount (or notes or other securities of the Company for which such $20 million of principal amount of Series 2015-2 Notes are exchanged or otherwise replaced with).

The Kelso Exchange Agreement and the GSO Exchange Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Kelso Exchange Agreement and the GSO Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

The Base Indenture, the Series 2015-1 Supplemental Indenture (including the form of the Series 2015-1 Notes) and the Series 2015-2 Supplemental Indenture (including the form of the Series 2015-2 Notes) are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Series 2015-1 Supplemental Indenture and the Series 2015-2 Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

The Exchange Side Letter is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Exchange Side Letter does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3.

KEP VI and Kelso VIII collectively beneficially own approximately 98.3% of the Company’s common stock. For more information regarding material relationships between Kelso & Company, LLC, KEP VI and affiliated entities, see Item 13, “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s Annual Report on Form 10-K filed with the SEC on November 18, 2014, which is incorporated herein by reference.

Security Agreement

In connection with the Bond Exchange Transaction, on October 15, 2015, the Company and Logan’s Roadhouse executed the Security Agreement (the “Security Agreement”) made by the Company, Logan’s Roadhouse and the Subsidiary Guarantors in favor of the Collateral Agent, providing for, among other things, the grant of security interests in, and pledge of, substantially all of the tangible and intangible property and assets (subject to certain exceptions) of the Company, Logan’s Roadhouse and the Subsidiary Guarantors, on a second priority basis, for the benefit of the holders of the Series 2015-1 Notes and Series 2015-2 Notes.

The Security Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.4.

Intercreditor Agreement Amendment

In connection with the Bond Exchange Transaction, on October 15, 2015, the Company and Logan’s Roadhouse executed Amendment No. 1 (the “Intercreditor Agreement Amendment”) among the Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association, as collateral agent for the Senior Notes (the “Senior Notes Collateral Agent”), the Company, Logan’s Roadhouse and the Subsidiary Guarantors, to the Intercreditor Agreement, dated as of October 4, 2010 (the “Intercreditor Agreement”), among the Administrative Agent, the Senior Notes Collateral Agent, Logan’s Roadhouse, and each of the other Loan Parties party thereto, together with the Joinder to Intercreditor Agreement, dated as of October 4, 2010, by the Company, Logan’s Roadhouse and the Subsidiary Guarantors in favor of the Administrative Agent and the Senior Notes Collateral Agent. The Intercreditor Agreement Amendment adds the Collateral Agent as a party to the Intercreditor Agreement and provides for, among other things, the lien and payment priority among the holders of the Series 2015-1 Notes, the Series 2015-2 Notes and the Senior Notes and the lenders under the Credit Agreement (as defined below).

The Intercreditor Agreement Amendment is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Intercreditor Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.5.

Credit Agreement Amendment

In connection with the Bond Exchange Transaction, on October 15, 2015, the Company and Logan’s Roadhouse executed Amendment No. 6 to the Credit Agreement (the “Credit Agreement Amendment”) among the Company, Logan’s Roadhouse, the Subsidiary Guarantors, the Administrative Agent and the lenders party thereto, which amends the Credit Agreement, dated as of October 4, 2010 (the “Credit Agreement”), among the Company, Logan’s Roadhouse, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A. and Credit Suisse AG, as co-documentation agents, Credit Suisse AG, as syndication agent, and the Administrative Agent. The Credit Agreement Amendment permits the Bond Exchange Transaction and provides for, among other things, certain changes to the financial and negative covenants in the Credit Agreement.

The Credit Agreement Amendment is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.6.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

Prior to the consummation of the Bond Exchange Transaction, Logan’s Roadhouse entered into a confidentiality agreement with GSO, pursuant to which Logan’s Roadhouse provided certain material nonpublic information to GSO in order to facilitate GSO’s analysis and evaluation of the Bond Exchange Transaction, which agreement terminates by its terms on October 15, 2015. In connection with the Bond Exchange Transaction, the Company is making available the information furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Senior Secured Notes Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.2	Series 2015-1 Supplemental Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.3	Series 2015-2 Supplemental Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.4	Form of Series 2015-1 Senior Secured Note due 2017 (included in Exhibit 4.2 hereto).

4.5	Form of Series 2015-2 Senior Secured Note due 2017 (included in Exhibit 4.3 hereto).

10.1	Exchange Agreement, dated as of October 14, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., Macsen Holdings Limited and KEP VI, LLC.

10.2	Exchange Agreement, dated as of October 14, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., FS Investment Corporation, Race Street Funding LLC, Cobbs Creek LLC, Burholme Funding LLC and Dunlap Funding LLC.

10.3	Supplemental Agreement, dated as of October 15, 2015, between GSO and Logan’s Roadhouse.

10.4	Security Agreement, dated as of October 15, 2015, made by Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc. and Logan’s Roadhouse of Texas, Inc. in favor of Wells Fargo Bank, National Association, as Collateral Agent.

10.5	Amendment No. 1 to Intercreditor Agreement, dated as of October 15, 2015, among Wells Fargo Bank, National Association, as Collateral Agent for the Series 2015-1 Notes and the Series 2015-2 Notes, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, National Association, as Collateral Agent for the Senior Notes, Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc. and Logan’s Roadhouse of Texas, Inc.

10.6	Amendment No. 6, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.

99.1	Logan’s Roadhouse Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2015	LRI Holdings, Inc.

	By:	/s/ Samuel N. Borgese
Samuel N. Borgese
President and Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Secured Notes Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.2	Series 2015-1 Supplemental Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.3	Series 2015-2 Supplemental Indenture, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., the subsidiary guarantors from time to time parties thereto, Wells Fargo Bank, National Association, as Trustee, and Wells Fargo Bank, National Association, as Collateral Agent.

4.4	Form of Series 2015-1 Senior Secured Note due 2017 (included in Exhibit 4.2 hereto).

4.5	Form of Series 2015-2 Senior Secured Note due 2017 (included in Exhibit 4.3 hereto).

10.1	Exchange Agreement, dated as of October 14, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., Macsen Holdings Limited and KEP VI, LLC.

10.2	Exchange Agreement, dated as of October 14, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., FS Investment Corporation, Race Street Funding LLC, Cobbs Creek LLC, Burholme Funding LLC and Dunlap Funding LLC.

10.3	Supplemental Agreement, dated as of October 15, 2015, between GSO and Logan’s Roadhouse.

10.4	Security Agreement, dated as of October 15, 2015, made by Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc. and Logan’s Roadhouse of Texas, Inc. in favor of Wells Fargo Bank, National Association, as Collateral Agent.

10.5	Amendment No. 1 to Intercreditor Agreement, dated as of October 15, 2015, among Wells Fargo Bank, National Association, as Collateral Agent for the Series 2015-1 Notes and the Series 2015-2 Notes, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, National Association, as Collateral Agent for the Senior Notes, Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc. and Logan’s Roadhouse of Texas, Inc.

10.6	Amendment No. 6, dated as of October 15, 2015, among Logan’s Roadhouse, Inc., LRI Holdings, Inc., Logan’s Roadhouse of Kansas, Inc., Logan’s Roadhouse of Texas, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.

99.1	Logan’s Roadhouse Presentation.